Financing Agreements	12 Months Ended
Dec. 31, 2014
Debt Disclosure [Abstract]
Financing Agreements
Financing Agreements
Credit Agreement
CF Holdings, as a guarantor, and CF Industries, as borrower, entered into a $500 million senior unsecured credit agreement, dated May 1, 2012 (the Credit Agreement), which provided for a revolving credit facility of up to $500 million with a maturity of five years. On April 22, 2013, the Credit Agreement was amended and restated to increase the credit facility from $500 million to $1.0 billion and extend its maturity an additional year to May 1, 2018.
Borrowings under the Credit Agreement bear interest at a variable rate based on an applicable margin over LIBOR or a base rate and may be used for working capital, capital expenditures, acquisitions, share repurchases and other general purposes. The Credit Agreement requires that the Company maintain a minimum interest coverage ratio and not exceed a maximum total leverage ratio, and includes other customary terms and conditions, including customary events of default and covenants.
All obligations under the Credit Agreement are unsecured. Currently, CF Holdings is the only guarantor of CF Industries' obligations under the Credit Agreement. Certain of CF Industries' domestic subsidiaries would be required to become guarantors under the Credit Agreement if such subsidiary were to guarantee other debt of the Company or CF Industries in excess of $350 million. Currently, no such subsidiary guarantees any debt.
As of December 31, 2014, there was $995.1 million of available credit under the Credit Agreement (net of outstanding letters of credit of $4.9 million), and there were no borrowings outstanding as of December 31, 2014 or 2013, or during the years then ended.
Senior Notes
Long-term debt presented on our consolidated balance sheets as of December 31, 2014 and 2013 consisted of the following:

	December 31,
	2014	2013
	(in millions)
Unsecured senior notes:
6.875% due 2018	$800.0	$800.0
7.125% due 2020	800.0	800.0
3.450% due 2023	749.4	749.3
5.150% due 2034	746.2	—
4.950% due 2043	748.8	748.8
5.375% due 2044	748.1	—
	4,592.5	3,098.1
Less: Current portion	—	—
Net long-term debt	$4,592.5	$3,098.1

On April 23, 2010, CF Industries issued $800 million aggregate principal amount of 6.875% senior notes due May 1, 2018 and $800 million aggregate principal amount of 7.125% senior notes due May 1, 2020 (the 2018/2020 Notes). Interest on the 2018/2020 Notes is paid semiannually on May 1 and November 1 and the 2018/2020 Notes are redeemable at our option, in whole at any time or in part from time to time, at specified make-whole redemption prices. As of December 31, 2014, the carrying value of the 2018/2020 Notes was $1.6 billion and the fair value was approximately $1.9 billion.
On May 23, 2013, CF Industries issued $750 million aggregate principal amount of 3.450% senior notes due June 1, 2023 and $750 million aggregate principal amount of 4.950% senior notes due June 1, 2043 (the 2023/2043 Notes). Interest on the 2023/2043 Notes is paid semiannually on June 1 and December 1 and the 2023/2043 Notes are redeemable at our option, in whole at any time or in part from time to time, at specified make-whole redemption prices. We received net proceeds from the issuance and sale of the 2023/2043 Notes, after deducting underwriting discounts and offering expenses, of approximately $1.48 billion. As of December 31, 2014, the carrying value of the 2023/2043 Notes was approximately $1.5 billion and the fair value was approximately $1.5 billion.
On March 11, 2014, CF Industries issued $750 million aggregate principal amount of 5.150% senior notes due March 15, 2034 and $750 million aggregate principal amount of 5.375% senior notes due March 15, 2044 (the 2034/2044 Notes). Interest on the 2034/2044 Notes is paid semiannually on March 15 and September 15 and the 2034/2044 Notes are redeemable at our option, in whole at any time or in part from time to time, at specified make-whole redemption prices. We received net proceeds of $1.48 billion from the issuance and sale of the 2034/2044 Notes, after deducting underwriting discounts and offering expenses. As of December 31, 2014, the carrying value of the 2034/2044 Notes was approximately $1.5 billion and the fair value was approximately $1.6 billion.
Under the indentures (including the applicable supplemental indentures) governing the senior notes identified in the table above, each series of senior notes is guaranteed by CF Holdings. The indentures contain customary events of default and covenants that limit, among other things, the ability of CF Holdings and its subsidiaries, including CF Industries, to incur liens on certain properties to secure debt. If a Change of Control occurs together with a Ratings Downgrade (as both terms are defined under the indentures governing the senior notes), CF Industries would be required to offer to repurchase each series of senior notes at a price equal to 101% of the principal amount thereof, plus accrued and unpaid interest. In addition, in the event that a subsidiary of ours, other than CF Industries, becomes a borrower or a guarantor under the Credit Agreement (or any renewal, replacement or refinancing thereof), such subsidiary would be required to become a guarantor of the senior notes, provided that such requirement will no longer apply with respect to the 2023/2043 Notes and 2034/2044 Notes following the repayment of the 2018/2020 Notes or the subsidiaries of ours, other than CF Industries, otherwise becoming no longer subject to such a requirement to guarantee the 2018/2020 Notes.